UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 16, 2007
Citizens Banking Corporation
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

000-10535	38-2378932
(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502
(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 16, 2007, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Citizens Banking Corporation (the “Company”) approved the following base salaries to be paid for 2007, effective April 13, 2007, to the individuals who have been included as the “named executive officers” in the Company’s proxy statement for the 2007 annual meeting of shareholders:

Name	Title	2006 Salary	2007 Salary
William R. Hartman	Chairman, President and Chief	$739,950	$780,000
	Executive Officer

Charles D. Christy	Executive Vice President and Chief	$321,000	$350,000
	Financal Officer

Cathleen H. Nash	Executive Vice President and Head	$425,000	$442,000
	of Consumer Banking

John D. Schwab	Executive Vice President and Chief	$253,172	$295,000
	Credit Officer

Clinton A. Sampson	Executive Vice President and	$247,997	$270,000
	Regional Chairman
Additional information regarding the compensation of the Company’s named executive officers is provided in the Company’s proxy statement for the 2007 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION

By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary
Date: April 20, 2007